UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2007
INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (609) 275-0500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 8.01 OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
EX-4.1: INDENTURE
EX-4.3: INDENTURE
EX-4.5: REGISTRATION RIGHTS AGREEMENT
EX-4.6: REGISTRATION RIGHTS AGREEMENT
EX-10.1: FORM OF 2010 CONVERTIBLE BOND TRANSACTION CONFIRMATION
EX-10.2: FORM OF 2012 CONVERTIBLE BOND HEDGE TRANSACTION CONFIRMATION
EX-10.3: FORM OF 2010 AMENDED AND RESTATED ISSUER WARRANT TRANSACTION CONFIRMATION
EX-10.4: FORM OF 2012 AMENDED AND RESTATED ISSUER WARRANT TRANSACTION CONFIRMATION
EX-99.1: PRESS RELEASE

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Indentures
On June 11, 2007, Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”), issued $165 million aggregate principal amount of its 2.75% Senior Convertible Notes due 2010 (the “2010 Notes”) and $165 million aggregate principal amount of its 2.375% Senior Convertible Notes due 2012 (the “2012 Notes” and together with the 2010 Notes, the “Notes”). The 2010 Notes were issued pursuant to an indenture (the “2010 Indenture”), dated as of June 11, 2007, among the Company, Integra LifeSciences Corporation, a Delaware corporation (the “Subsidiary Guarantor”), and Wells Fargo Bank, N.A., as trustee. The 2010 Notes are senior, unsecured obligations of the Company, will pay interest semiannually at a rate of 2.75% per annum and mature on June 1, 2010. The 2012 Notes were issued pursuant to an indenture (the “2012 Indenture” and, together with the 2010 Indenture, the “Indentures”), dated as of June 11, 2007, among the Company, the Subsidiary Guarantor and Wells Fargo Bank, N.A., as trustee. The 2012 Notes are senior, unsecured obligations of the Company, will pay interest semiannually at a rate of 2.375% per annum and mature on June 1, 2012. The Notes were jointly and severally guaranteed on a senior, unsecured basis by the Subsidiary Guarantor. The principal amount of each series of Notes included $15 million in aggregate principal amount related to the initial purchasers’ options to purchase additional Notes, which were exercised in full.
Holders of the 2010 Notes may convert their notes based on an initial conversion rate of 15.0917 shares per $1,000 principal amount of notes (equal to an initial conversion price of approximately $66.2616 per share) only under the following circumstances: (1) during specified periods, if the price of the Company’s common stock reaches specified thresholds; (2) if the trading price of the 2010 Notes is below a specified threshold; (3) at any time after December 15, 2009, or (4) upon the occurrence of certain corporate transactions. The initial conversion rate will be adjusted for certain events. The Company will satisfy any conversion of the 2010 Notes with cash up to the principal amount of the 2010 Notes pursuant to the net share settlement mechanism set forth in the 2010 Indenture and, with respect to any excess conversion value, with shares of the Company’s common stock. However, the Company has the option, at any time before December 15, 2009, to irrevocably elect to satisfy its conversion obligations entirely in shares of its common stock.
Holders of the 2012 Notes may convert their notes based on an initial conversion rate of 15.3935 shares per $1,000 principal amount of notes (equal to an initial conversion price of approximately $64.9625 per share) only under the following circumstances: (1) during specified periods, if the price of the Company’s common stock reaches specified thresholds; (2) if the trading price of the 2012 Notes is below a specified threshold; (3) at any time after December 15, 2011, or (4) upon the occurrence of certain corporate transactions. The initial conversion rate will be adjusted for certain events. The Company will satisfy any conversion of the 2012 Notes with cash up to the principal amount of the 2010 Notes pursuant to the net share settlement mechanism set forth in the 2012 Indenture and, with respect to any excess conversion value, with shares of the Company’s common stock. However, the Company has the option, at any time before December 15, 2011, to irrevocably elect to satisfy its conversion obligations entirely in shares of its common stock.
The Notes will not be redeemable at the Company’s option. Holders of the Notes will not have the right to require the Company to repurchase their Notes prior to maturity except in connection with the occurrence of certain fundamental change transactions. The Notes may be accelerated upon an event of default as described in the Indenture and will be accelerated upon bankruptcy, insolvency, appointment of a receiver, and similar events with respect to the Company.
The Notes and the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The initial purchasers of the Notes resold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

The description of each of the Indentures and the Notes in this Current Report is a summary and is qualified in its entirety by reference to the text of the documents, which are included as exhibits hereto and are incorporated herein.
The proceeds to the Company from the offering of the Notes, after deducting commissions and its estimated offering expenses, are estimated to be $319.5 million (including the proceeds received from the initial purchasers relating to their exercise in full of their options to purchase additional Notes). The Company intends to use the net proceeds from the sale of the Notes and the approximately $21.7 million of proceeds from the warrant transactions described below to fund the approximately $46.8 million cost of the note hedge transactions described below, to repurchase shares of its common stock, to repay amounts outstanding under its bank credit facility and for general corporate purposes. Concurrently with the closing of the sale of the Notes, the Company repurchased approximately $75 million of its common stock in private transactions.
Registration Rights Agreement
In connection with the issuance of the 2010 Notes, on June 11, 2007, the Company entered into a registration rights agreement with respect to the 2010 Notes with the representatives for the initial purchasers (the “2010 Registration Rights Agreement”) and in connection with the issuance of the 2012 Notes, on June 11, 2007, the Company entered into a registration rights agreement with respect to the 2012 Notes with the Representatives, as representatives for the Initial Purchasers (the “2012 Registration Rights Agreement” and together with the 2010 Registration Rights Agreement, the “Registration Rights Agreements”). Under each Registration Rights Agreement, the Company has agreed to file a shelf registration statement providing for the resale of the Common Stock, if any, issuable upon conversion of the Notes (the “Transfer Restricted Securities”) by holders of Transfer Restricted Securities who satisfy certain conditions, by the 150th day after the original issuance of the Notes and to use its commercially reasonable efforts to cause such shelf registration statement to be declared effective under the Securities Act as promptly as practicable but in any event by the 180th day after the original issuance of the Notes. The Company also has agreed, with respect to each of the 2010 Notes and the 2012 Notes, as applicable, to use its reasonable best efforts to keep the registration statement effective under the Securities Act until the earlier of (i) the 90th calendar day immediately following the maturity date for such series of Notes, which period shall be extended by the length of time of any applicable suspension period accruing after the relevant maturity date, and (ii) the date on which there are no longer any Notes of such series or “restricted” shares (within the meaning of Rule 144 under the Securities Act) of Common Stock issuable upon conversion of such series of Notes remaining outstanding or unsold. Neither registration statement will register the resale of the Notes.
The Company will be required to pay specified additional interest to the holders of the Notes if it fails to comply with its obligations to register the Transfer Restricted Securities within specified time periods, if the registration statement ceases to be effective or if the use of the prospectus is suspended or the prospectus is unusable for specified time periods. The Company will not be required to pay additional interest with respect to any Note after it has been exchanged for any shares of Common Stock. If a holder of Notes converts some or all of its Notes into Common Stock when there exists a registration default, the holder will not be entitled to receive additional interest on such Common Stock, and the Company will increase the exchange rate for those Notes so exchanged.
The description of each of the Registration Rights Agreements in this Current Report is a summary and is qualified in its entirety by reference to the text of the documents, which are included as exhibits hereto and are incorporated herein.
Convertible Note Hedge and Warrant Transactions
On June 6, 2007 the Company entered into (i) call transactions in connection with the 2010 Notes with each of Morgan Stanley & Co. International plc (“MS”), Deutsche Bank AG (“DB”) and Citibank, N.A. (“Citi”), (ii) call transactions in connection with the 2012 Notes with each of DB, Citi and Wachovia Bank, National Association (“WB” and together with Citi, DB and MS, the “Hedge Participants”), (iii) amended and restated warrant transactions in connection with the 2010 Notes with each of MS, DB and Citi and (iv) warrant transactions in connection with the 2012 Notes with each of DB, WB and Citi (the transactions referenced in clauses (i) and (ii), the “Call Transactions” and the transactions referenced in clauses (iii) and (iv), the “Warrant Transactions”). The Company received approximately $21.7 million of proceeds from the Warrant Transactions. The cost of the Call Transactions to the Company was approximately $46.8 million.
The Call Transactions involve the Company purchasing call options from the Hedge Participants, and the Warrant Transactions involve the Company selling call options to the Hedge Participants with a higher strike price than the purchased call options.
The initial strike price of the Call Transactions is (i) for the 2010 Notes, $66.2616 per share of Common Stock and (ii) for the 2012 Notes, $64.9625, in each case subject to anti-dilution adjustments substantially similar to those in the Notes. The Expiration Date for the Call Transactions is as set forth in the terms of the Call Transactions. The aggregate number of shares of Common Stock that are subject to the Call Transactions is equal to the number of shares of Common Stock underlying the Notes.
The initial strike price of the Warrant Transactions is (i) for the 2010 Notes, $77.955 per share of Common Stock and (ii) for the 2012 Notes, $90.9475, in each case subject to customary anti-dilution adjustments. The Warrant Transactions in connection with the 2010 Notes will expire over a period beginning on August 30, 2010 and ending on January 20, 2011. The Warrant Transactions in connection with the 2012 Notes will expire over a period beginning on August 30, 2012 and ending on January 23, 2013. The aggregate number of shares of Common Stock that are subject to the Warrant Transactions is equal to the number of shares of Common Stock underlying the Notes.
The initial purchasers exercised their option to purchase additional notes and the Company has ratably increased the size of the Call Transactions and the Warrant Transactions, effective as of June 6, 2007. The Call Transactions are expected to reduce the potential dilution to the Company’s common stock upon conversion of the Notes. Because the Company sold the warrants to the Hedge Participants, the mitigating effect on dilution of the Call Transactions will be capped, which means that the Call Transactions may not completely mitigate dilution from conversion of the Notes. The exercise of the warrants by the Hedge Participants under the Warrant Transactions could have a dilutive effect on the Company’s common stock to the extent the market price per share of the Company’s common stock at the time of exercise exceeded the higher strike price of the warrants. Further, the extent to which the Call Transactions mitigate dilution will also depend on the Company’s choice of settlement method.
The description of the Call Transactions and the Warrant Transactions in this Current Report is a summary and is qualified in its entirety by reference to the terms of the Call Transactions and Warrant Transactions contained in the Forms of Call Transaction Confirmation and Forms of Warrant Transfer Confirmation, which are attached as exhibits hereto and are incorporated herein.
ITEM 2.03.     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information included in Item 1.01 above regarding the Indentures is incorporated by reference into this Item 2.03.
ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.
The information included in Item 1.01 above regarding the Indentures and the Notes issued thereunder and the Warrant Transactions is incorporated by reference into this Item 3.02.
Additional information pertaining to the Notes, the Common Stock and the Closing is contained in Items 1.01 and 2.03 of this Current Report and is incorporated herein by reference.
As disclosed above, the Company offered and sold the Notes to the initial purchasers in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act. The initial purchasers of the Notes then resold the Notes only to qualified institutional buyers in the United States in reliance upon the exemption from registration provided by Rule 144A under the Securities Act.
The Notes and the underlying shares of Common Stock issuable upon exchange of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Furthermore, the Warrants were issued by the Company to the Hedge Participants in a private placement in reliance on Section 4(2) of the Securities Act.
ITEM 8.01     OTHER EVENTS.
On June 11, 2007, the Company issued a press release announcing the initial purchasers’ exercise of their options to purchase additional shares in full, and the closing of its sale of the Notes. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.
This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and the Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Integra LifeSciences Corporation and Wells Fargo Bank, N.A., as trustee.

4.2	Form of 2.75% Senior Convertible Note due 2010 (included in Exhibit 4.1).

4.3	Indenture, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Integra LifeSciences Corporation and Wells Fargo Bank, N.A., as trustee.

4.4	Form of 2.375% Senior Convertible Note due 2012 (included in Exhibit 4.3).

4.5	Registration Rights Agreement, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co., Incorporated, as representatives of the several initial purchasers.

4.6	Registration Rights Agreement, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co., Incorporated, as representatives of the several initial purchasers.

10.1	Form of 2010 Convertible Bond Hedge Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

10.2	Form of 2012 Convertible Bond Hedge Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

Exhibit Number	Description of Exhibit

10.3	Form of 2010 Amended and Restated Issuer Warrant Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

10.4	Form of 2012 Amended and Restated Issuer Warrant Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

99.1	Press release issued by Integra LifeSciences Holdings Corporation dated June 11, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
Date: June 11, 2007	By:	/s/ Stuart M. Essig
Stuart M. Essig
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

4.1	Indenture, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Integra LifeSciences Corporation and Wells Fargo Bank, N.A., as trustee.

4.2	Form of 2.75% Senior Convertible Note due 2010 (included in Exhibit 4.1).

4.3	Indenture, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Integra LifeSciences Corporation and Wells Fargo Bank, N.A., as trustee.

4.4	Form of 2.375% Senior Convertible Note due 2012 (included in Exhibit 4.3).

4.5	Registration Rights Agreement, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co., Incorporated, as representatives of the several initial purchasers.

4.6	Registration Rights Agreement, dated June 11, 2007, among Integra LifeSciences Holdings Corporation, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co., Incorporated, as representatives of the several initial purchasers.

10.1	Form of 2010 Convertible Bond Hedge Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

10.2	Form of 2012 Convertible Bond Hedge Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

Exhibit Number	Description of Exhibit
10.3	Form of 2010 Amended and Restated Issuer Warrant Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

10.4	Form of 2012 Amended and Restated Issuer Warrant Transaction Confirmation, dated June 6, 2007, between Integra LifeSciences Holdings Corporation and dealer.

99.1	Press release issued by Integra LifeSciences Holdings Corporation dated June 11, 2007.